                                                                    EXHIBIT 23.1


The Board of Directors
Chaparral Network Storage, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                  KPMG LLP


Boulder, Colorado

April 26, 2000